Exhibit 99.8

                  FINANCIAL FEDERAL CORPORATION
                    2006 STOCK INCENTIVE PLAN
                  ____________________________

                   Stock Unit Award Agreement
               __________________________________

                        Award No. _______

          Pursuant to Section 10 of the Financial Federal Corporation 2006 Stock Incentive Plan (the "Plan"), you are hereby awarded Stock Units (the "Units") subject to the terms and conditions set forth in the Plan as modified by this Stock Unit Award Agreement ("Award Agreement"). You should carefully review the Plan and the prospectus relating to the Plan (the "Prospectus") that have previously been provided to you, and consult with your personal financial advisor, in order to fully understand the implications of this Award Agreement, including your tax alternatives and their consequences.

          By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim below. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the "Board") of Financial Federal Corporation (the "Company"), or any Committee appointed by the Board to administer the Plan, and shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding upon all parties, including you, your heirs and representatives. Capitalized terms are defined in the Plan or in this Award Agreement.

1.   Specific Terms.  Your Units have the following terms:

Name of
Participant
Number  of
Stock Units
Subject to
Award
Award Date       ____________  ___, 20__.

Vesting At the rate of ____% on each of the next __ annual anniversaries of the Award Date; subject to acceleration as provided in the Plan and in
                Section 2 below, and to your continuous Service not ending before vesting.

Dividend         Awarded in accordance with Section 6 below.
Equivalents
                 Not applicable.

2.    Accelerated Vesting; Change in Corporate Control.   To  the
extent  you have not previously vested in your rights under  this
Award,   your   rights  will  become  100%  vested  as   follows:
[                                           ]

3. Termination of Service. This Award shall be canceled and become automatically null and void immediately after termination of your Service for any reason, but only to the extent you have not become vested, pursuant to the foregoing terms, on or at the time your Service ends.
4. Satisfaction of Vesting Restrictions. No Shares will be issued before you complete the requirements that are necessary for you to vest in the Shares underlying your Units. As soon as practicable after the later of (i) the date on which your Units vest in whole or in part or (ii) the distribution date or dates set forth in your deferral election, the Company will issue to you or your duly-authorized transferee, free from vesting restrictions (but subject to such legends as the Company determines to be appropriate), one Share for each vested Unit, as the case may be. Fractional shares will not be issued, and cash will be paid in lieu thereof. Certificates shall not be delivered to you unless you have made arrangements satisfactory to the Committee to satisfy tax-withholding obligations.

5. Investment Purposes. By executing this Award, you represent and warrant to the Company that any Shares issued to you pursuant to your Units will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended.

6. Dividend Equivalents. You will not receive any cash or stock dividends, or dividend equivalent rights, in connection with this Award, unless an award is made pursuant to Section 1 above, in which event the following provisions shall apply to you. When Shares are delivered to you or your duly-authorized transferee pursuant to the vesting of the Shares underlying your Stock Units, you or your duly-authorized transferee shall also be entitled to receive, with respect to each Share issued -

           (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and

           (ii) a number of Shares having a Fair Market Value (on the date of each cash dividend payment date) equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.

To the extent that your Service ends before vesting of your Units, you will forfeit all dividends (whether paid in cash or in stock) attributable to all Shares that are forfeited.

7. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "Beneficiary") to your interest, if any, in the this Award and any underlying Shares. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit A (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.

8.    Restrictions on Transfer of Award. Your rights  under  this
Award   Agreement  may  not  be  sold,  pledged,   or   otherwise
transferred without the prior written consent of the Committee.

9. Income Taxes and Deferred Compensation. You are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold you harmless from any or all of such taxes. The Committee has the discretion to unilaterally modify this Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any election of yours to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by you, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

10. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered electronically, personally, or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

11. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

12. Modifications. This Award Agreement may be modified or amended at any time, in accordance with Section 15 of the Plan and provided that you must consent in writing to any modification that adversely or materially affects your rights or obligations under this Award Agreement (with such an affect being presumed to arise from a modification that would trigger a violation of
Section 409A of the Code).

13.   Headings.   Section and other headings  contained  in  this
Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

14. Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.
15. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
16. Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement and your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

17. Not a Contract of Employment. By executing this Award Agreement you acknowledge and agree that (i) any person who is terminated before full vesting of an award, such as the one granted to you by this Award, could claim that he or she was terminated to preclude vesting; (ii) you promise never to make such a claim; (iii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the rights of the Company, to terminate your employment, service, or consulting relationship at any time, with or without Cause; and (iv) the Company would not have granted this Award to you but for these acknowledgements and agreements.

18.   Representations.  [Paragraphs (a),  (b)  and  (c)  of  this
Section are not applicable to Non-Employee Directors]

     (a) You acknowledge that, while employed by the Company or any Parent or any Subsidiary or affiliate thereof, you will have access to confidential and proprietary information regarding the internal affairs, operations and customers (customer is defined herein as including, but not limited to, borrowers, makers, lessees, guarantors, vendors and manufacturers of the following: equipment, construction equipment, transportation equipment, buses, trailers, trucks, tractors, vehicles, manufacturing equipment, machine tools, waste equipment, recycling equipment and production equipment) of the Company or any Parent or any Subsidiary or affiliate thereof, including but not limited to, information contained in any internal memorandum, standard operating procedure manual, policies and procedures, and related
          Section 404 of the Sarbanes-Oxley Act of 2002 documentation, employee manual, customer or vendor lists, accounting records, computer-generated information, computer lists, computer reports, computer records, computer printouts or any software data or other information in any computer system of the Company or any Parent or any Subsidiary or affiliate thereof and other information which pertains to the business of the Company or any Parent or any Subsidiary or affiliate thereof, which is not disclosed by the Company or any Parent or any Subsidiary or affiliate thereof to the general public. By acceptance of this Agreement, you agree to keep secret and retain in strictest confidence and not to disclose, at any time, all confidential matters, proprietary information which relate to the Company or any Parent or any Subsidiary or affiliate thereof including, without limitation, customer lists, trade secrets, internal memoranda, policies of the Company and other confidential business affairs of the Company and its Parents and its Subsidiaries or affiliates thereof and agrees not to disclose any of the foregoing information, at any time, without the prior written consent of a duly authorized officer of the Company.

     (b) You further agree that, for 120 days from the date that your service as an Employee of the Company or any Parent or any Subsidiary or affiliate thereof ends: (1) you shall not, either directly or indirectly, solicit business from any existing or prospective customer(s) of the Company or any Parent or any Subsidiary or affiliate thereof and (2) you shall not, either directly or indirectly, agree to hire, solicit or recruit on behalf of your new employer, or through your new employer, any employee of the Company or any Parent or any Subsidiary or affiliate thereof for any job, employment or consulting, in the Company's or any Parent's or any Subsidiary's or affiliate's industry or with any company which competes with the Company or any Parent or any Subsidiary or affiliate thereof. For purposes of this paragraph, a "prospective customer" includes but is not limited to, a person, corporation, partnership or other business entity with whom one or more financing and/or leasing transactions has been discussed within the twelve months prior to termination of your employment with the Company, or any Parent or any Subsidiary or affiliate thereof. The provisions of this representations section shall survive any expiration or termination of this Agreement.

     (c) The Company may enforce any violation of these provisions to the fullest extent permitted under law or equity. You acknowledge that upon a material breach of any of these provisions, the Company would sustain irreparable harm from such breach, and, therefore, you agree that in addition to any other remedies which the Company may have for any material breach of this Agreement or otherwise, the Company shall be entitled to obtain equitable relief including specific performance, injunctions and restraining you from committing or continuing any such violation of this Agreement. The Company may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief as necessary.

     (d) You acknowledge that you have received the Plan and the Prospectus.

19. Governing Law. The laws of the State of New York shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

[Execution page follows]




          BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Units hereby awarded under and governed by the terms and conditions of this Award Agreement and the Plan.


                    FINANCIAL FEDERAL CORPORATION

                    By:
                         Name:
                         Title:

                    By:
                         Name:
                         Title:

                    PARTICIPANT

                    The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.

                    By:
                    Name of Participant:

                                                        EXHIBIT A


                  FINANCIAL FEDERAL CORPORATION
                    2006 STOCK INCENTIVE PLAN

                _________________________________
                   Designation of Beneficiary
                _________________________________

          In connection with Awards granted pursuant to the Plan, I hereby designate the person specified below as the beneficiary of the my interest in Awards as defined in the Company's 2006 Stock Incentive Plan (the "Plan"). This designation shall remain in effect until revoked in writing by me.

          Name of Beneficiary:
          Address:


          Social Security No.:
          This beneficiary designation relates to any and all of my rights under the following Award or Awards:

          "    any Award that I have received or ever receive
under the Plan.

          " the _________________ Award that I received pursuant to an award agreement dated _________ __, ____ between myself and the Company.

          I understand that this designation operates to entitle the above named beneficiary, in the event of my death, to any and all of my rights under the Award(s) designated above from the date this form is delivered to the Company until such date as this designation is revoked in writing by me, including by delivery to the Company of a written designation of beneficiary executed by me on a later date.

                              Date:

                              By:
                                   Name of Participant
Sworn to before me this
____day of ____________, 200_
___________________________
Notary Public
County of _________________
                                     State of  __________________